UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 13, 2021

CNL STRATEGIC CAPITAL, LLC

(Exact name of registrant as specified in its charter)

delaware	333-222986	32-0503849
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2021, Mr. Brett A. Schlemovitz announced his resignation as Chief Operating Officer of CNL Strategic Capital, LLC (the “Company”) as well as any positions with its Manager, CNL Strategic Capital Management, LLC, effective December 31, 2021, to pursue other interests. Mr. Schlemovitz’s resignation was not the result of any disagreement with the Company or the Manager regarding its operations, policies, practices or otherwise.

On December 15, 2021, the Company’s board of directors (the “Board”) approved the appointment of Tammy J. Tipton, the Company’s current Chief Financial Officer, to serve as the Interim Chief Operating Officer of the Company, effective as of January 1, 2022. Ms. Tipton was not appointed to serve as the Interim Chief Operating Officer pursuant to any agreement or understanding with the Company. Ms. Tipton is employed by and receives compensation from affiliates of the Manager and will not receive any direct compensation from the Company. Set forth below is biographical information pertaining to Ms. Tipton.

Ms. Tipton has served in various other financial roles since joining CNL Financial Group in 1987. These roles have included regulatory reporting for 20 public entities and the accounting, reporting and servicing for approximately 30 public and private real estate programs. In addition to her role with the Company, Ms. Tipton also currently serves as Chief Financial Officer, Senior Vice President and Treasurer of CNL Healthcare Corp. the advisor to CNL Healthcare Properties, Inc., a public, non-traded REIT. Ms. Tipton also has served as Chief Financial Officer, Senior Vice President and Treasurer of CHP II Advisors, LLC, since its inception on July 9, 2015, the advisor to CNL Healthcare Properties II, Inc., another public, non-traded REIT. Ms. Tipton served as the Chief Financial Officer and Treasurer of CNL Lifestyle Properties, Inc., another public non-traded REIT from May 2015 to December 2017, and served as Chief Financial Officer from March 2014 to December 2017, and as Senior Vice President from May 2015 to December 2017 of its advisor. She also served as Chief Financial Officer and Treasurer of CNL Growth Properties, Inc., another public, non-traded REIT, from September 2014 to October 2017. She served as Chief Financial Officer and Treasurer of Global Income Trust, Inc., another public, non-traded REIT, from September 2014 until its dissolution in December 2015. She serves as Chief Financial Officer and Senior Vice President of CNL Financial Group where she oversees the strategic finance, accounting, reporting, budgeting, payroll and purchasing functions for CFG and its affiliates. Ms. Tipton also holds various other offices with other CFG affiliates. Ms. Tipton earned a B. S. in accounting from the University of Central Florida. She is also a certified public accountant.

On December 15, 2021, the Company’s Board also approved the appointment of Safak Subasi to serve as Senior Vice President of the Company, effective as of January 1, 2022. Mr. Subasi was not appointed to serve as Senior Vice President pursuant to any agreement or understanding with the Company. Mr. Subasi is employed by and receives compensation from affiliates of the Manager and will not receive any direct compensation from the Company. Set forth below is biographical information pertaining to Mr. Subasi.

Mr. Subasi joined CNL Financial Group in 2006 and has served in various progressive roles focusing on finance management, fund management, operations management, new product development and business analytics. Mr. Subasi also serves as a Senior Vice President, Finance and Fund Operations of CNL Financial Group. In this role, Mr. Subasi has worked to support critical functions within the Company’s Manager since the inception of the Company. Prior to 2006, Mr. Subasi worked for Siemens AG, where he supported multiple business units in finance management. He also worked for Commercial Union Group in Istanbul, Turkey, a multimillion-dollar investment firm with headquarters in the England, where he developed financial investment models for clients. Mr. Subasi received his B.S. in Industrial Engineering from Bosphorus University (Istanbul, Turkey) and his Master of Business Administration with a concentration in Finance from Crummer Graduate School of Business (Rollins College - Winter Park, Florida).

Item 8.01	Other Events.

Determination of Net Asset Value for Outstanding Shares for the month ended November 30, 2021

On December 15, 2021, the Board of the Company determined the Company’s net asset value per share for each share class in a manner consistent with the Company’s valuation policy. Additionally, pursuant to our share repurchase program, we conduct quarterly share repurchases to allow our shareholders to sell all or a portion of their shares back to us at a price equal to the net asset value per share as of the last date of the month immediately prior to the repurchase date. The repurchase date for our next quarterly repurchase will be December 31, 2021. This table provides the Company’s aggregate net asset value and net asset value per share for its Class FA, Class A, Class T, Class D, Class I, and Class S shares as of November 30, 2021:

Month Ended November 30, 2021	Class FA	Class A	Class T	Class D	Class I	Class S	Total
Net Asset Value	$148,853,163	$44,132,753	$48,670,472	$30,343,555	$159,750,841	$58,151,772	$489,902,556
Number of Outstanding Shares	4,560,900	1,426,121	1,586,704	1,000,153	5,097,728	1,770,386	15,441,992
Net Asset Value, Per Share	$32.64	$30.95	$30.67	$30.34	$31.34	$32.85
Net Asset Value, Per Share Prior Month	$32.53	$30.88	$30.63	$30.30	$31.27	$32.73
Increase in Net Asset Value, Per Share from Prior Month	$0.11	$0.07	$0.04	$0.04	$0.07	$0.12

The increase in the Company’s net asset value per share for each applicable share class for the month ended November 30, 2021, was primarily driven by the increase in the fair value of five out of nine of the Company’s portfolio company investments.  The fair value of three of the Company’s portfolio company investments decreased and one did not change.

Public Offering Price Adjustment

On December 15, 2021, the Board approved the new per share public offering price for each share class in the current public offering (the “Offering”). The new public offering prices will be effective as of December 22, 2021 and will be used for the Company’s next monthly closing for subscriptions on December 31, 2021. The purchase price for Class A, Class T, Class D, and Class I shares purchased under our distribution reinvestment plan will be equal to the net asset value per share as of December 31, 2021. The following table provides the new public offering prices and applicable upfront selling commissions and dealer manager fees for each share class available in the Offering:

	Class A	Class T	Class D	Class I
Public Offering Price, Per Share	$33.83	$32.20	$30.34	$31.34
Selling Commissions, Per Share	$2.03	$0.97
Dealer Manager Fees, Per Share	$0.85	$0.56

We have also posted this information on our website at www.cnlstrategiccapital.com. A subscriber may also obtain this information by calling us by telephone at (866) 650-0650.

Declaration of Distributions

On December 15, 2021, the Board declared cash distributions on the outstanding shares of all classes of our common shares based on a monthly record date, as set forth below:

Distribution Record Date	Distribution Payment Date	Declared Distribution Per Share for Each Share Class
		Class FA	Class A	Class T	Class D	Class I	Class S
January 28, 2022	February 10, 2022	$0.104167	$0.104167	$0.083333	$0.093750	$0.104167	$0.104167

Return Information

The following table illustrates year-to-date (“YTD”), trailing 12 months (“1-Year Return”), 3-Year Return, 3-Year Average Annual Return (“AAR”), and cumulative total returns to November 30, 2021, with and without upfront sales load, as applicable:

	YTD Return(1)	1-Year Return(2)	3-Year Return(3)	3-Year AAR(3)	Cumulative Total Return(4)	Cumulative Return Period
Class FA (no sales load)	12.7%	14.8%	39.0%	13.0%	53.4%	February 7, 2018 – November 30, 2021
Class FA (with sales load)	5.4%	7.3%	30.0%	10.0%	43.4%	February 7, 2018 – November 30, 2021
Class A (no sales load)	11.8%	13.8%	34.0%	11.3%	46.1%	April 10, 2018 – November 30, 2021
Class A (with sales load)	2.3%	4.1%	22.6%	7.5%	33.7%	April 10, 2018 – November 30, 2021
Class I	12.0%	14.0%	35.0%	11.7%	47.7%	April 10, 2018 – November 30, 2021
Class T (no sales load)	10.3%	12.1%	28.8%	9.6%	38.5%	May 25, 2018 – November 30, 2021
Class T (with sales load)	5.0%	6.8%	22.6%	7.5%	31.9%	May 25, 2018 – November 30, 2021
Class D	11.2%	13.2%	30.8%	10.3%	38.4%	June 26, 2018 – November 30, 2021
Class S (no sales load)	13.2%	15.4%	N/A	N/A	27.7%	March 31, 2020 – November 30, 2021
Class S (with sales load)	9.2%	11.3%	N/A	N/A	23.2%	March 31, 2020 – November 30, 2021

(1) For the period from January 1, 2021 through November 30, 2021.

(2) For the period from December 1, 2020 through November 30, 2021.

(3) For the period from December 1, 2018 through November 30, 2021. The AAR adds the annual return for each of the last three years together and divides the sum by three.

(4) For the period from the date the first share was issued for each respective share class through November 30, 2021.

Total return is calculated for each share class as the change in the net asset value for such share class during the period and assuming all distributions are reinvested. Amounts are not annualized. The Company’s performance changes over time and currently may be different than that shown above. Past performance is no guarantee of future results. For details regarding applicable sales load, please see the “Plan of Distribution” section in the Company’s Prospectus. Class I and D have no upfront sales load.

For the year to date period ended November 30, 2021, sources of declared distributions on a GAAP basis were as follows:

	Eleven Months Ended November 30, 2021
	Amount	% of Total Distributions Declared
Net investment income[1]	$8,114,791	58.3%
Distributions in excess of net investment income[2]	5,807,803	41.7%
Total distributions declared	$13,922,594	100.0%

Cash distributions net of distributions reinvested during the periods presented were funded from the following sources:

	Eleven Months Ended November 30, 2021
	Amount	% of Cash Distributions Net of Distributions Reinvested
Net investment income before expense support (reimbursement)	$8,136,447	81.4%
Expense support (reimbursement)	(21,656)	(0.2)%
Net investment income	8,114,791	81.2%
Cash distributions net of distributions reinvested in excess of net investment income[2]	1,876,633	18.8%
Cash distributions net of distributions reinvested[3]	$9,991,424	100.0%

1 Net investment income includes expense support reimbursement, net due to the Manager and Sub-Manager of $21,656 for the eleven months ended November 30, 2021.

2 Consists of distributions made from offering proceeds for the periods presented.

3 For the eleven months ended November 30, 2021, excludes $3,931,170 of distributions reinvested pursuant to our distribution reinvestment plan.

For the years ended December 31, 2020, 2019 and 2018, distributions were paid from multiple sources and these sources included net investment income before expense support of 42.3%, 61.7% and 85.2%, reimbursable expense support of 33.2%, 23.5% and 11.1%, and offering proceeds of 24.5%, 14.8% and 3.7%, respectively. For additional information regarding sources of distributions, please see the annual and quarterly reports the Company files with the Securities and Exchange Commission. The Company may be required to repay expense support to the Manager and Sub-Manager in future periods which may reduce future income available for distributions. As of the date of this current report, management believes that reimbursement of expense support is not probable under the terms of the Expense Support and Conditional Reimbursement Agreement.  For additional information regarding sources of distributions, please see the annual and quarterly reports the Company files with the Securities and Exchange Commission. The Company may be required to repay expense support to the Manager and Sub-Manager in future periods which may reduce future income available for distributions. As of the date of this current report, management believes that reimbursement of expense support is not probable under the terms of the Expense Support and Conditional Reimbursement Agreement.

We have also posted this information on our website at www.cnlstrategiccapital.com. A subscriber may also obtain this information by calling us by telephone at (866) 650-0650. The calculation of the Company’s net asset value is a calculation of fair value of the Company’s assets less the Company’s outstanding liabilities. For a discussion of how the fair values of the Company's investments have been impacted by the COVID-19 pandemic, please see Note 4. “Fair Value of Financial Instruments” in Item 1. “Financial Statements” in Part I of the Company’s quarterly report on Form 10-Q for the three months ended September 30, 2021. Please also see “Risk Factors—Risks Related to Our Business—The outbreak of highly infectious or contagious diseases, including the current outbreak of the novel coronavirus (“COVID-19”), could materially and adversely impact our business, our operating businesses, our financial condition, results of operations and cash flows. Further, the spread of COVID-19 pandemic has caused severe disruptions in the U.S. and global economy and financial markets and could potentially create widespread business continuity issues of an as yet unknown magnitude and duration.”

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the items described herein, are forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on the beliefs and assumptions of the Company’s management and on the information currently available to management at the time of such statements. Forward-looking statements generally can be identified by the words “believes,” “expects,” “intends,” “plans,” “estimates” or similar expressions that indicate future events. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company’s control. Any forward-looking statement made by us in this Current Report is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Important risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements include the risks associated with the Company’s ability to pay distributions and the sources of such distribution payments, the Company’s ability to locate and make suitable investments, the ongoing and potential impact of the ongoing COVID-19 pandemic on the economy and the broader financial markets, which may have a significant negative impact on the Company's (and its businesses) financial condition, results of operations, cash flows and net asset value per share and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the other documents filed by the Company with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2021		CNL Strategic Capital, LLC a Delaware limited liability company

	By:	/s/ Chirag J. Bhavsar
Chirag J. Bhavsar
Chief Executive Officer